UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐ Definitive Proxy Statement
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IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

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IMPAC MORTGAGE HOLDINGS, INC.

19500 Jamboree Road

IRVINE, CALIFORNIA 92612

AMENDED

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held June 29, 2009
10:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

The special meeting (the “Meeting”) of stockholders of IMPAC MORTGAGE HOLDINGS, INC., a Maryland corporation (“IMH,” “we,” “our,” “us,” or the “Company”), which was formerly scheduled to be held on June 23, 2009, at 9:00 a.m. (Pacific Daylight Time) has been postponed.  Notice is hereby given that the Meeting will now be held at the Company’s offices located at 19500 Jamboree Road, Irvine, California 92612 on June 29, 2009, at 10:00 a.m. (Pacific Daylight Time).

The Meeting of stockholders is being held to approve amendments to our Charter to modify the terms of both of our Series B Preferred Stock and Series C Preferred Stock, as more fully described in the proxy statement that was mailed to stockholders on or about June 1, 2009.

Only holders of record of our Common Stock at the close of business on May 18, 2009 will be entitled to notice of and to vote at the Meeting.

In the event that you have not yet voted your proxy, we have enclosed a duplicate for your use.  Please sign and date the proxy and mail it promptly so you can participate in our meeting through the stockholder voting process.

You may also use one of the following simple methods for promptly providing your voting instructions:

1.              Vote by telephone.  Call the toll-free number listed for this purpose on your voting instruction form.  Have your 12-digit control number listed on the form ready and follow the simple instructions.

2.              Vote by Internet.  Go to the website www.proxyvote.com listed on your voting instruction form.  Have your 12-digit control number listed on the form ready and follow the simple instructions.

Dated:  June 19, 2009

By order of the Board of Directors

/s/ Ronald M. Morrison
Ronald M. Morrison, Secretary

TIME IS SHORT - PLEASE VOTE TODAY!

Telephone Message to Common Stockholders from Joseph R. Tomkinson

Hello, my name is Joe Tomkinson, Chairman and CEO of Impac Mortgage Holdings.  This is an important message for our shareholders.  By now you have received our proxy statement regarding the amendments to the terms of our preferred stock, which is senior to your common stock.  You may or may not know, that as an executive of the Company, I have never sold any of my shares of stock.  None of my personal account, my 401K, my IRA or my children’s accounts.  As a shareholder and CEO of the Company, I and the Company strongly urge you to vote for this proposal.  The Company urges you to vote for the proposal, as it is extremely accretive to our shareholders.  Please contact our proxy solicitor, D.F. King, toll free at (800) 269-6427, where they will be able to take your proxy vote over the phone.  It is imperative that you cast your vote as soon as possible.  Again, that phone number is (800) 269-6427, where you will be able to cast your vote for the proposal.  If you have any further questions, you can reach Justin Moisio of our Investor Relations office at (949) 475-3988.  Thank you.